UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21465

CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600 Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer CBRE Clarion Global Real Estate Income Fund 201 King of Prussia Road, Suite 600 Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-711-4272

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report(s) to Stockholders.

The Annual Report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Annual Report for the Twelve Months Ended December 31, 2011

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

Table of Contents

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2011

Letter to Shareholders	2

Portfolio of Investments	6

Financial Statements	8

Supplemental Information	19

ANNUAL REPORT 2011	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2011 Annual Report for the CBRE Clarion Global Real Estate Income Fund (1) (the “Trust”).

Performance Review

The Trust generated a positive net asset value (“NAV”) return (i.e., change in NAV per share plus dividends) of 0.9% despite the decline in global real estate stocks in 2011. After posting a gain of 6.0% during the first half of the year, the S&P Developed Property Index (S&PDPI) (2) fell 10.9% in the second half of 2011, ending the year down 5.6%. The MSCI REIT Preferred Index (MSRPI) (3) rose 10.0% in 2011. The Trust’s NAV return last year compares favorably to the –2.3% return of a blended “index” comprised of 80% S&PDPI and 20% MSRPI. The Trust’s market price return (i.e., stock price appreciation (or depreciation) plus reinvested dividends) was –5.4%, which trailed the Trust’s NAV return because of the widening discount of the Trust’s share price to its NAV. The discount widened from 10% at the end of 2010 to 16% at the end of 2011. We expect in 2012 that investors’ anxiety in relation to the increased market volatility and the uncertainty about macroeconomic events to subside which should lead to a narrowing of the discount. The Trust’s share price closed 2011 at $6.84, compared to $7.75 at the end of last year; and the Trust’s NAV per share ended the year at $8.14, compared to $8.58 on December 31, 2010.

The Trust’s NAV return was driven by a combination of favorable asset allocation and stock selection. The Trust continues to employ little leverage in an effort to reduce volatility in difficult markets like the second half of 2011. The Trust’s common stock portfolio returned approximately 1.0%, which was significantly better than the 5.6% decline in the S&PDPI. The Trust benefitted from having 78% of its investments in countries where property stocks outperformed the S&PDPI, including Canada, the United States, Australia and New Zealand. The Trust’s common stock investments in each of these countries had positive returns in 2011. The Trust had relatively little exposure to the worst performing regional markets represented in the S&PDPI, including a 12% weighting to Continental Europe and the UK, and a 9% weighting to Asia-Pacific countries other than Australia and New Zealand, including Singapore, Hong Kong and Japan. In 2011, property stocks in Europe and Asia (other than Australia and New Zealand) all experienced double-digit negative returns. The Trust maintained a substantial position in preferred securities issued by US property companies (21% at year-end) which generated good absolute returns in 2011. The return on the Trust’s preferred stock portfolio was approximately 7%, which trailed the return of the MSRPI but was better than the returns on common stocks for 2011.

(1)	The Trust changed its name effective July 5, 2011. The Trust was formerly known as the ING Clarion Global Real Estate Income Fund. The name change corresponds with the change in the name of the Trust’s investment adviser (from ING Clarion Real Estate Securities, LLC to CBRE Clarion Securities LLC). The investment adviser was acquired by CBRE Group, Inc. from ING Groep, N.V. effective July 1, 2011.

(2)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(3)	As measured by the MSCI REIT Preferred Index which is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust paid a total of $0.54 per share in dividends during the year consisting of 12 regular monthly dividends of $0.045 per share. Aggregate 2011 dividends reflect a 7.9% yield on share price and a 6.6% yield on NAV per share, as of December 31, 2011. The Trust has paid out total dividends of $11.65 since its inception in 2004. The Board of Trustees continues to review the sustainability of the Trust’s regular monthly dividend in light of the current market environment and the outlook for real estate securities. Based on anticipated income and expected gains in global property company stocks in 2012, the Board currently has decided to maintain the monthly dividend at the current level rate. The Trust’s dividend is established by the Board at regular intervals with consideration of the portfolio’s level of investment income, potential capital appreciation and market conditions. The Board strives to establish a dividend that by the end of the year achieves the requirement (4) of paying out all income and realized gains with a minimum of special dividends.

Portfolio Review

The allocation of the Trust’s portfolio by property type and geography was fairly stable during the year. The Trust’s investments remain well-diversified by property type and geography as shown in the pie charts below. At year-end, the Trust’s portfolio was 67% invested in the Americas, including 20% invested in preferred stock of US real estate companies, 10% in Europe and 23% in Asia-Pacific. Retail is the largest property type represented in the portfolio at 42%. We continue to favor retail properties (particularly top-quality malls) because historically these properties have shown more stable cash flows during economic slow-downs than other commercial property types. The Trust also has meaningful positions in the industrial, apartment and office sectors. About 12% of the portfolio is invested in companies who are regionally focused with diversified portfolios that most often include high-quality office, retail and residential properties.

Geographic Diversification (5) (unaudited)	Sector Diversification (5) (unaudited)

Market Commentary

We expect total returns for global real estate stocks to be positive in 2012. While there have been some setbacks of late in the road to economic recovery and macro-economic risks persist, we do not believe that those factors are sufficient to derail the positive case for global real estate securities. Positive total returns in 2012 for global real estate stocks should be driven by a well-supported dividend yield of approximately 4%, cash flow per share growth of 5-6% and relatively stable earnings multiples. In a “new normal” world of low returns and economic uncertainty, real estate, including listed real estate trading at discounted valuations, should offer investors better than average return potential.

REITs generally outperformed local equities in 2011. The global property indices were generally in-line with the global stock indices last year, but in jurisdictions where real estate investment trusts (REITs) are the primary type of property company, property stocks outperformed local equities. In an unsettled economic and stock market environment, the earnings visibility and attractive dividends provided by REITs found favor with investors. This trend may continue in 2012 as the trajectory of economic recovery has moderated from the pace seen a year ago. Risk aversion by investors re-emerged during the second half of the year in particular as equities generally produced negative returns worldwide. Real estate cash flows have proven to be relatively resilient in this uncertain macro-economic environment given the duration of lease terms and gradually improving fundamentals as projected earnings looking out next year remain solidly positive.

Economic growth projections came down during 2011. Projected global GDP growth for 2012 and 2013 presently is 2.0% and 2.7%, respectively, compared to projections of 4.0% and 4.1%, respectively, a year ago. Despite optimism at the start of last year, worries about slowing economic growth emerged during the second half and projections for economic growth were lowered during 2011 for virtually every region around the world, but particularly in Europe. The European sovereign debt crisis is now

(4)	Defined as the requirements of the Internal Revenue Code (“IRC”) for qualification and taxation as a registered investment company under Subchapter M of the IRC.

(5)	Percentages presented are based on managed fund assets, which includes borrowings. The percentages in the pie charts will differ from those on the portfolio of investments because the figures on the portfolio of investments are calculated using net assets of the Trust.

ANNUAL REPORT 2011	3

one-and-a-half years in the making and became more “real” beginning in August, with higher stakes, bigger rescue packages and arguably no clear solution anticipated near term. The most recent summit of European politicians, in early December, went a long way in establishing credibility that the European Union is serious about avoiding a meaningful dissolution of this economic and political collective body. The European Central Bank has increasingly become a source of financial support, either directly or indirectly, to the European banking community and has amplified its commitment to the Eurozone, which recently has improved investor confidence. The saga will continue well into 2012. The Asia-Pacific region continues to show absolute levels of economic growth which remain high versus Western economies, but nonetheless is seeing some signs of deceleration in a number of geographies including importantly China.

Dividends of global real estate companies increased by 13% in 2011 and should continue to grow in 2012. This increase was primarily driven by the U.S., where the weighted average dividend increase was 24%, as 55 companies implemented over 70 increases in their dividends, and some companies increased their dividend several times. For investors in global property companies, the increased dividends alone translated into an extra 1.0% of total return. Dividends are growing as a result of several factors including: 1) growth of earnings and cash flows which we project globally will be over 5% in 2012; 2) the need to maintain minimum payouts of taxable net income by companies that have adopted REIT structures; and 3) the “catch-up” by many companies as they reinstate normal dividend payout policies following the cut or suspension of dividends during the global financial crisis.

We expect that dividend growth will be strong again in 2012. Current yield via the dividend, currently in the 4% range, remains a defining investment characteristic of listed property companies. Dividends growth is supported by improving cash flows, resulting in turn from gradually improving property fundamentals. On a global weighted-average basis, we project dividends to grow over the coming year by approximately 8%. The spread between dividend yields and bonds continues to be above the historical average, which increases the appeal of property stocks to those investors seeking yield.

Earnings for listed property companies are anticipated to grow again in 2012 by approximately 5-6%. Based on expected economic growth in most regions (albeit at low absolute levels), listed property companies are expected to have improving cash flows over the next few years. Earnings grew 7% last year and should grow by over 5% in 2012 and 2013. Our positive earnings growth forecasts are the result of several factors including positive mark-to-market of rents of expiring leases, improving occupancy levels, generally improving costs of debt as the result of continued low interest rates, and the resumption of external growth via acquisitions and development activities. The quality and transparency of real estate company earnings remains generally high due to the duration and contractual nature of leases with tenants that are the source of much of property companies’ earnings.

Property companies have improved their balance sheets and credit quality and are now enjoying improved access to capital markets as a result. Fundamental to the recovery of property companies is continued access to capital, both equity and debt. We estimate that property companies globally have raised in excess of $117 billion of equity over the past three years.

Additionally, they have been able to access debt markets more readily. U.S. property companies alone have raised nearly $50 billion in unsecured debt. Public companies with repaired balance sheets enjoy better access to capital than most private real estate firms. Public companies have raised debt competitively at absolute costs which remain historically low, despite higher spreads than pre-credit crisis levels. Late in 2011, several large property companies in the U.S. and Europe raised hundreds of millions by issuing intermediate term bonds at interest rates less than 4%. Listed companies with lower ratings and private real estate firms may face increasingly limited access to capital in 2012. The continuing access to the capital markets by the stronger listed companies with good investment ratings and prime properties may prove a competitive advantage as real estate transaction levels are increasing.

The investment environment is improving for the best capitalized public companies. As markets are becoming more cautious and debt capital more discerning, public companies with strong balance sheets and disciplined management are seeing improving investment opportunities. The ability of listed property companies to make investments that are additive to cash flow per share is another way management can create value for shareholders. The spread between the cost of capital (especially debt) and the potential yield on in-place cash flows for acquisitions remains favorable for many of the better capitalized listed property companies. This could be a source of additional earnings growth as the number of property transactions continues to increase creating an improving acquisition environment in 2012.

Listed real estate is cheaper than private real estate suggesting further capital appreciation potential. The sell-off in equities, including property companies, has resulted in attractive valuations of real estate owned by the listed companies. We estimate that listed property companies trade at a global weighted average discount of approximately 10% relative to our estimate of the private market value of their underlying real estate value. It appears that investors in real estate companies are pricing in little to no growth looking forward given that the implied earnings yield is approaching 7% on a global basis for property companies.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President & Chief Executive Officer	Co-Portfolio Manager
Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

ANNUAL REPORT 2011	5

Portfolio of Investments

December 31, 2011

Shares		Market Value ($)
	Real Estate Securities* – 103.7%
	Common Stock – 82.7%
	Australia – 12.6%
5,453,037	CFS Retail Property Trust	$9,419,919
2,776,835	Charter Hall Retail Real Estate Investment Trust	9,109,800
38,529,000	Dexus Property Group	32,784,957
7,053,616	Goodman Group	4,121,881
3,536,700	GPT Group	11,131,287
4,102,827	Westfield Group	32,850,579
8,119,662	Westfield Retail Trust	20,727,460
		120,145,883

	Canada – 11.7%
200,100	Calloway Real Estate Investment Trust	5,260,670
500,000	Crombie Real Estate Investment Trust (a)	6,884,360
884,800	H&R Real Estate Investment Trust	20,211,587
2,082,900	InnVest Real Estate Investment Trust	8,448,197
440,000	InnVest Real Estate Investment Trust (a)	1,784,631
700,000	Primaris Retail Real Estate Investment Trust (a)	14,168,426
2,078,800	RioCan Real Estate Investment Trust	53,957,951
		110,715,822

	France – 3.9%
65,700	Altarea	10,277,259
351,122	Societe de la Tour Eiffel	17,516,741
49,220	Unibail-Rodamco SE	8,875,008
		36,669,008

	Germany – 0.4%
135,820	GSW Immobilien AG (b)	3,949,450
	Hong Kong – 3.5%
8,913,000	Link REIT (The)	32,821,543
	Japan – 2.2%
620	Frontier Real Estate Investment Corp.	5,028,334
10,652	Japan Retail Fund Investment Corp.	15,782,792
		20,811,126

	Netherlands – 3.0%
116,780	Corio NV	5,094,449
357,401	Eurocommercial Properties NV	11,380,942
277,161	VastNed Retail NV	12,448,961
		28,924,352

Shares		Market Value ($)
	New Zealand – 0.7%
9,050,000	Goodman Property Trust	$7,024,605
	Singapore – 4.7%
6,735,000	Ascendas Real Estate Investment Trust	9,505,302
16,748,000	CapitaMall Trust	21,957,814
6,761,600	Global Logistic Properties Ltd. (b)	9,151,743
4,757,000	Suntec Real Estate Investment Trust	3,943,836
		44,558,695

	United Kingdom – 3.4%
1,939,300	Land Securities Group Plc	19,153,126
4,045,110	Segro Plc	13,107,369
		32,260,495

	United States – 36.6%
795,353	Brandywine Realty Trust	7,555,854
826,200	Camden Property Trust	51,422,688
668,632	CBL & Associates Properties, Inc.	10,497,522
1,472,700	Extra Space Storage, Inc.	35,683,521
327,769	General Growth Properties, Inc.	4,923,090
1,533,200	Liberty Property Trust	47,345,216
1,183,685	Macerich Co. (The)	59,894,461
1,847,070	OMEGA Healthcare Investors, Inc.	35,740,805
714,731	ProLogis, Inc.	20,434,159
100,000	Regency Centers Corp.	3,762,000
194,219	Simon Property Group, Inc.	25,042,598
1,211,534	UDR, Inc.	30,409,503
78,660	Ventas, Inc.	4,336,526
712,120	Verde Realty (b)(c)	10,681,800

		347,729,743
	Total Common Stock (cost $717,723,915)	785,610,722

See notes to financial statements.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 21.0%
	United States – 21.0%
450,000	Alexandria Real Estate Equities, Inc., Series C	$11,916,000
80,500	Apartment Investment & Management Co., Series U	2,017,330
360,000	Apartment Investment & Management Co., Series V	9,068,400
150,000	Apartment Investment & Management Co., Series Y	3,777,000
480,000	BioMed Realty Trust, Inc., Series A	12,206,400
51,000	CBL & Associates Properties, Inc., Series C	1,269,390
100,000	CBL & Associates Properties, Inc., Series D	2,368,000
272,700	Cedar Realty Trust, Inc., Series A	6,482,079
171,300	Corporate Office Properties Trust SBI MD, Series J	4,239,675
320,000	Digital Realty Trust, Inc., Series E	8,188,800
200,800	Duke Realty Corp., Series M	5,040,080
121,700	Eagle Hospitality Properties Trust, Inc., Series A (b)	196,241
400,000	Entertainment Properties Trust, Series D	9,972,000
20,000	Glimcher Realty Trust, Series F	498,000
645,700	Glimcher Realty Trust, Series G	15,393,488
520,000	Health Care REIT, Inc., Series F	13,390,000
150,000	iStar Financial, Inc., Series F	2,152,500
765,000	iStar Financial, Inc., Series I	10,618,200
200,000	LaSalle Hotel Properties, Series D	4,868,760
600,000	LaSalle Hotel Properties, Series E	15,198,000
520,000	LaSalle Hotel Properties, Series G	12,480,000
169,900	National Retail Properties, Inc., Series C	4,315,460
268,000	Pebblebrook Hotel Trust, Series A	6,434,680
320,000	PS Business Parks, Inc., Series O	8,057,600
442,500	SL Green Realty Corp., Series C	11,022,675
200,000	SL Green Realty Corp., Series D	5,074,000
142,600	Taubman Centers, Inc., Series G	3,671,950
373,500	Taubman Centers, Inc., Series H	9,494,370
	Total Preferred Stock (cost $204,889,035)	199,411,078
	Total Investments – 103.7% (cost $922,612,950)	985,021,800
	Liabilities in Excess of Other Assets – (3.7)%	(35,445,623)

	Net Assets – 100.0%	$949,576,177
*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the securities amounted to $22,837,417 or 2.4% of net assets.

(b)	Non-income producing security.

(c)	Fair valued pursuant to guidelines approved by the board.

See notes to financial statements.

ANNUAL REPORT 2011	7

Statement of Assets and Liabilities

Year Ended December 31, 2011

Assets
Investments, at value (cost $922,612,950)	$985,021,800
Cash and cash equivalents (including foreign currency of $64,628 with a cost of $64,628)	64,716
Dividends and interest receivable	7,574,017
Receivable for investment securities sold	3,875
Other assets	124,837
Total Assets	992,789,245

Liabilities
Line of credit payable	42,169,900
Management fee payable	623,388
Accrued expenses	419,780
Total Liabilities	43,213,068

Net Assets	$949,576,177

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,363,050,697
Distributions in excess of net investment income	(47,658,353)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(428,363,966)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	62,431,209

Net Assets	$949,576,177

Net Asset Value (based on 116,590,494 shares outstanding)	$8.14

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (net of foreign withholding taxes of $2,973,008)	$50,208,324
Interest	103
Total Investment Income	50,208,427

Expenses
Management fees	9,075,460
Printing and mailing fees	637,419
Interest expense on line of credit	560,061
Administration fees	224,901
Insurance fees	186,677
Transfer agent fees	169,098
Custodian fees	165,122
Trustees’ fees and expenses	155,978
NYSE listing fee	103,008
Audit and tax fees	72,579
Legal fees	98,918
Miscellaneous expenses	35,584
Total Expenses	11,484,805
Management fee waived	(1,156,065)
Net Expenses	10,328,740

Net Investment Income	39,879,687

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(5,763,221)
Foreign currency transactions	(160,394)
Total Net Realized Loss	(5,923,615)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,708,875)
Foreign currency denominated assets and liabilities	50,194
Total Net Change in Unrealized Appreciation (Depreciation)	(21,658,681)

Net Loss on Investments and Foreign Currency Transactions	(27,582,296)

Net Increase in Net Assets	$12,297,391

See notes to financial statements.

ANNUAL REPORT 2011	9

Statements of Changes in

Net Assets

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets Resulting from Operations

Net investment income	$39,879,687	$41,952,914

Net realized loss on investments and foreign currency transactions	(5,923,615)	(27,155,206)

Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(21,658,681)	172,951,299

Net increase in net assets resulting from operations	12,297,391	187,749,007

Dividends and Distributions on Common Shares

Distribution of net investment income	(38,608,248)	(62,958,867)

Distribution of return of capital	(24,350,619)	—

Total dividends and distributions on Common Shares	(62,958,867)	(62,958,867)

Net Increase (Decrease) in Net Assets	(50,661,476)	124,790,140

Net Assets

Beginning of period	1,000,237,653	875,447,513

End of period (net of distributions in excess of net investment income of $47,658,353 and $48,119,630, respectively)	$949,576,177	$1,000,237,653

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Cash Flows

For the Year Ended December 31, 2011

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$12,297,391

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	21,708,875

Net realized loss on investments	5,763,221

Cost of securities purchased	(16,471,615)

Proceeds from sale of securities	77,925,734

Decrease in receivable for investment securities sold	4,784,248

Decrease in dividends and interest receivable	1,112,106

Decrease in dividend withholding reclaims receivable	358,156

Decrease in other assets	10,925

Decrease in payable for investment securities purchased	(17,890,287)

Increase in management fee payable	9,053

Decrease in accrued expenses and other liabilities	(118,069)

Net Cash Provided by Operating Activities	89,489,738

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(62,958,867)

Decrease in line of credit payable	(26,528,600)

Net Cash Used in Financing Activities	(89,487,467)

Net increase in cash	2,271

Cash and Cash Equivalents at Beginning of Period	62,445

Cash and Cash Equivalents at End of Period	$64,716

Supplemental disclosure

Interest paid on line of credit	$577,769

See notes to financial statements.

ANNUAL REPORT 2011	11

Financial Highlights

Per share operating performance for a share outstanding throughout the year	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Net asset value, beginning of year	$8.58	$7.51	$5.63	$16.16	$22.78
Income from investment operations
Net investment income (1)	0.34	0.36	0.39	1.11	1.17
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(0.24)	1.25	2.03	(10.15)	(4.07)
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—	—	—	(0.25)	(0.48)
Total from investment operations	0.10	1.61	2.42	(9.29)	(3.38)
Dividends and distributions on Common Shares
Net investment income	(0.33)	(0.54)	(0.54)	—	(1.97)
Capital gains	—	—	—	(0.68)	(1.25)
Return of capital	(0.21)	—	—	(0.56)	—
Total dividends and distributions to Common Shareholders	(0.54)	(0.54)	(0.54)	(1.24)	(3.22)
Offering expenses in connection with the issuance of Preferred Shares	—	—	—	—	(0.02)
Net asset value, end of year	$8.14	$8.58	$7.51	$5.63	$16.16
Market value, end of year	$6.84	$7.75	$6.37	$3.98	$13.83
Total investment return (2)
Net asset value	0.94%	22.41%	46.79%	(61.14)%	(15.82)%
Market value	(5.38)%	31.06%	79.09%	(67.38)%	(32.34)%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$949,576	$1,000,238	$875,448	$586,525	$1,659,240
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver +	1.03%	0.94%	1.14%	1.28%	1.38%
Net expenses, before fee waiver +	1.14%	1.11%	1.38%	1.67%	1.74%
Net expenses, after the fee waiver excluding interest on line of credit +	0.97%	0.90%	1.12%	1.28%	1.08%
Net expenses, before fee waiver excluding interest on line of credit +	1.09%	1.07%	1.35%	1.67%	1.44%
Net investment income, after preferred share dividends	3.98%	4.60%	6.75%	7.10%	3.17%
Preferred share dividends	N/A	N/A	0.04%	2.08%	2.20%
Net investment income, before preferred share dividends +	3.98%	4.60%	6.79%	9.18%	5.37%
Portfolio turnover rate	1.53%	12.91%	28.04%	7.32%	6.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A	N/A	N/A	$370,000	$910,000
Net asset coverage per share of preferred shares	N/A	N/A	N/A	$64,630	$70,584

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. Effective July 5, 2011, the Trust has been renamed CBRE Clarion Global Real Estate Income Fund. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

On February 15, 2011, ING Group and CB Richard Ellis, Inc. (“CBRE”) entered into agreements pursuant to which the majority of ING’s real estate investment management business, including the Advisor, would be acquired by CBRE, a US based global provider of real estate services (the “Transaction”). The Transaction was completed on July 1, 2011. Certain members of the Advisor’s senior management team acquired a minority equity interest in the Advisor as part of the Transaction. The Advisor, now a majority-owned subsidiary of CBRE, is partially owned by its senior management team.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

ANNUAL REPORT 2011	13

Notes to Financial Statements continued

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2011 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3
Investments in Real Estate Securities

Common Stocks*	$774,928,922	$—	$10,681,800

Preferred Stocks*	194,346,077	5,065,001	—
Total	$969,274,999	$5,065,001	$10,681,800

*	Please refer to Portfolio of Investments for the regional classifications of these holdings.

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

It is the Trust’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The fair value of Level 2 and Level 1 investments at December 31, 2010 was $41,153,699 and $1,021,044,336, respectively. $36,740,847 was transferred out of Level 2 to Level 1 during the period ended December 31, 2011 as a result of obtaining quoted exchange closing prices from the Trust’s third party pricing vendor. $4,814,000 of preferred stock investments was transferred out of Level 1 into Level 2 during the period ended December 31, 2011 as a result of exchange closing prices not being available. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Trust’s third party pricing vendor.

The Trust has one investment in a private equity security which is classified as Level 3 because no market quotations are readily available. In determining the fair value of this investment, the following factors may be evaluated: balance sheet, income statement, the portfolio of real estate investments held, economic factors and conditions in which the company operates, and comparable public company valuations and trading prices.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of December 31, 2010	$11,749,980

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	(1,068,180)

Net purchases (sales)	—

Transfers in and/or out of Level 3	—
Balance as of December 31, 2011	$10,681,800

For the fiscal year ended December 31, 2011, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2011, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

ANNUAL REPORT 2011	15

Notes to Financial Statements continued

4.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2011, the Trust incurred management fees of $7,919,395 which are net of $1,156,065 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities

For the year ended December 31, 2011, there were purchases and sales transactions (excluding short-term securities) of $16,741,615 and $77,925,734, respectively.

6.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2011, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2009, through December 31, 2011, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2011, the adjustments were to decrease additional paid-in capital by $26,414,410 increase accumulated net realized loss on investments by $2,873,953 and increase distributions in excess of net investment income by $23,540,457 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2011, the Fund had capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards, if unused, will expire, $28,739,702, $370,635,903 and $26,711,743 in 2016, 2017 and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements concluded

expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. $2,333,921 is characterized as long-term capital losses and has no expiration.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. For the tax year ended December 31, 2011, the Trust deferred $7,624,279 of qualified late year losses.

For the year ended December 31, 2011, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $38,608,248 of ordinary income and $24,350,619 of return of capital. For the year ended December 31, 2010, the tax character of distribution paid, as reflected in the Statement of Changes in Net Assets, were $62,958,867 of ordinary income.

Information on the tax components of net assets as of December 31, 2011 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Foreign Currency	Qualified Late Year Losses	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$962,589,721	$160,403,445	$(137,971,366)	$22,432,079	$22,359	$(7,624,279)	$(428,421,269)

7.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2011, there were borrowings in the amount of $42,169,900 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2011 was $64,467,841 with a related weighted average interest rate of 0.87%. The maximum amount outstanding for the year ended December 31, 2011, was $85,204,700.

8.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the

Trust issued no common shares in December 31, 2011 and 2010, respectively. At December 31, 2011, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding.

At December 31, 2011, the Trust had no shares of auction rate preferred securities outstanding.

9.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Advisor has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Trust’s financial statements.

ANNUAL REPORT 2011	17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

CBRE Clarion Global Real Estate Income Fund (formerly, ING Clarion Global Real Estate Income Fund)

We have audited the accompanying statement of assets and liabilities of the CBRE Clarion Global Real Estate Income Fund (formerly, ING Clarion Global Real Estate Income Fund) (the “Trust”), including the portfolio of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Trust’s custodian and brokers. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Global Real Estate Income Fund (formerly, ING Clarion Global Real Estate Income Fund) at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 22, 2012

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $3,000,779 was received by the Trust through December 31, 2011. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 0.36% of ordinary income distributions for the year ended December 31, 2011 qualified for the corporate dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Corporate Governance

The Fund submitted its Annual CEO certification for 2011 to the New York Stock Exchange (“NYSE”) on November 19, 2011 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 7, 2011.

With regard to the election of the following Trustees of the Fund:

	Number of Shares In Favor	Number of Shares Withheld
T. Ritson Ferguson	101,682,723.913	3,106,452.437

	Number of Shares In Favor	Number of Shares Withheld
Frederick Hammer	101,796,480.597	2,992,695.753

The other Trustees of the Fund whose terms did not expire in 2011 are Asuka Nakahara, Richard L. Sutton and John Bartholdson.

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 52	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC	1

ANNUAL REPORT 2011	19

Supplemental Information continued

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 56	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 75	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of Universal Business Payment Solutions Corp. (since 2011); Inter-Atlantic Financial, Inc. (since 2007); E-Duction, Inc. (2005 - 2008), Avalon Insurance Holdings, Inc. (2006 - 2009) and Homeowners Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006 - 2009); Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 - 2005).
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 76	3 years/ since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (since 2000); Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Investors in Global Real Estate Ltd. (since 2006).
John Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 67	3 years/ 8 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 -2007).	1	Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2014 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2012 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2013 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 34 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Real Estate Securities LLC (since 2010); Senior Vice President of ING Clarion Securities LLC (2005 - 2010); Supervising Senior Auditor of Ernst & Young LLP (2000 - 2005).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 43 Chief Compliance Officer and Secretary	since 2007	Senior Vice President, General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of ING Clarion Real Estate Securities LLC (2007 - 2010); Attorney in private practice (2006 - 2007).

ANNUAL REPORT 2011	21

Supplemental Information concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

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ANNUAL REPORT 2011	23

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ANNUAL REPORT 2011	25

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

JERSEY CITY, NEW JERSEY

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS, LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2.	Code of Ethics.

(a) The Trust has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Trust has not amended its Financial Officer Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Financial Officer Code of Ethics.

(e) Not applicable.

(f) The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3.	Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2010 and fiscal year ended December 31, 2011, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

2011: $47,000

2010: $57,500

(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2010 and fiscal year ended December 31, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2011: $0

2010: $0

(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2010 and fiscal year ended December 31, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2011: $24,500

2010: $23,250

(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2010 and fiscal year ended December 31, 2011 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:

2011: $0

2010: $0

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Clarion Securities LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

(ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2010 and fiscal year ended December 31, 2011 are as follows:

2011: $324,200

2010: $248,801

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.

(b) Not applicable.

Item 6.	Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of March 1, 2012

T. Ritson Ferguson

Chief Executive Officer and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1991

Steven D. Burton

Managing Director and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1995

Joseph P. Smith

Managing Director and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1997

Other Accounts Managed (as of December 31, 2011). The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

	0	0	0	0	0
Name of Portfolio Managers	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
T. Ritson Ferguson	Registered Investment Companies	12	$8,785,085,358	0	$0

	Other Pooled Investment Vehicles	39	$5,588,574,474	6	$427,773,387

	Other Accounts	77	$5,253,274,472	6	$732,392,344

Steven D. Burton	Registered Investment Companies	10	$7,410,930,317	0	$0

	Other Pooled Investment Vehicles	38	$5,423,742,342	6	$427,773,387

	Other Accounts	58	$4,597,169,602	6	$732,392,344

Joseph P. Smith	Registered Investment Companies	12	$8,785,085,358	0	$0

	Other Pooled Investment Vehicles	37	$5,537,957,333	0	$0

	Other Accounts	76	$4,641,960,793	0	$0

Potential Conflicts of Interest

The portfolio managers may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance company separate accounts and hedge funds. Potential conflicts may also arise out of the implementation of differing investment strategies for the portfolio managers’ various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio managers’ accounts.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

The portfolio managers may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account may have adverse consequences for another account. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintains its position in that security.

A potential conflict may also arise when the portfolio managers are responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio managers to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The Advisor recognizes the duty of loyalty it owes to its clients and shareholders of the funds it advises (including the Trust) and sub-advises. The Advisor has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across its diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the Advisor’s employees (contained in the Advisor’s Code of Ethics).

Compensation

The Advisor’s senior management team, including the portfolio managers primarily responsible for the Trust, maintains a material equity interest in the firm, including both a capital interest and profit interests. This interest entitles members of the senior management team to an increasing share of the firm’s profits over time, subject to continued employment and related factors. After several years, and treating capital interests and profit interests equally, the senior management team may be entitled to up to 23% of the firm’s profits.

All of the Advisor’s employees receive salaries and annual bonuses. Bonuses are paid based on performance of specific job objectives and as a function of overall firm profitability. The Advisor retains a significant percentage of the pretax profits of the firm as an incentive compensation pool for employees.

There are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Trust. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage. The benchmarks most relevant to the Trust are the S&P Developed Property Index and the MSCI REIT Preferred Index, although portfolio manager compensation is not tied to performance of the Trust. Compensation is not based on the level of Trust assets. Investment performance is not, however, the only performance objective established for portfolio managers. To avoid the pitfalls of relying solely upon a rigid performance format which could create incentives for excessive risk taking, variable bonus and deferred compensation awards take into account other important factors, such as contribution to the team, firm, and overall business.

For senior employees (including the portfolio managers), profit sharing and deferred compensation are used as additional compensation and retention tools. These arrangements are in place to maintain total compensation for key employees at levels competitive to those in the marketplace. Deferred compensation pools are primarily invested in funds and strategies managed by the Advisor, which helps create an alignment of interest with the firm’s clients as well as shareholders of the funds it advises (such as the Trust).

Ownership of Trust Shares

The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2011.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$500,001-$1,000,000
Steven D. Burton	$50,001-$100,000
Joseph P. Smith	$10,001-$50,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Fund Officer Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)

The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CBRE Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 1, 2012

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome

Title:	Chief Financial Officer

Date:	March 1, 2012